SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 28, 1999


                      NEW CENTURY MORTGAGE SECURITIES, INC.

            (as depositor under the Pooling and Servicing Agreement,
          dated as of September 1, 1999, providing for the issuance of
            Asset Backed Pass-Through Certificates, Series 1999-NCB)


                      New Century Mortgage Securities, Inc.
             (Exact name of registrant as specified in its charter)
--------------------------------------------------------------------------------



           DELAWARE                   333-76805                 33-0852169
(State or Other Jurisdiction         (Commission            (I.R.S. Employer
of Incorporation)                     File Number)        Identification Number)

         18400 Von Karman
         Irvine, California                                        92612
----------------------------------------                        ----------
(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code:  (949) 863-7243





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                                       -2-


Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

Description of the Certificates and the Mortgage Pools

                  On September 28, 1999, a single series of certificates, entitled New Century Home Equity Loan Trust, Series 1999-NCB, Asset Backed Pass-Through Certificates (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of September 1, 1999 (the "Agreement"), attached hereto as Exhibit 4.1, among New Century Mortgage Securities, Inc. as depositor (the "Depositor"), New Century Mortgage Corporation ("New Century") as master servicer (in such capacity, the "Master Servicer"), Firstar Bank Milwaukee, N.A. as trustee (the "Trustee") and U.S. Bank National Association as trust administrator (the "Trust Administrator"). The Certificates consist of eight classes of certificates (collectively, the "Certificates"), designated as the "Class A-1 Certificates," the "Class A-2 Certificates," the "Class A-3 Certificates," the "Class A-4 Certificates," the "Class A-5 Certificates," the "Class A-6 Certificates," the "Class A-7 Certificates" and the "Class R Certificates." The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four- family, fixed-rate, first and second lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of $420,549,125 as of September 1, 1999 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated September 24, 1999 (the "Mortgage Loan Purchase Agreement") between the Depositor and NC Capital Corporation. The Class A-1 Certificates, the Class A-2 Certificates, the Class A-3 Certificates, the Class A-4 Certificates, the Class A-5 Certificates, the Class A-6 Certificates and the Class A-7 Certificates were sold by the Depositor to PaineWebber Incorporated (the "Underwriter"), pursuant to an Underwriting Agreement, dated September 17, 1999 among the Depositor, New Century Mortgage Corporation and the Underwriter.



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                                       -3-



                  The Certificates have the following initial Certificate Balances and Pass-Through Rates:


                            Initial Certificate
        Class                Principal Balance              Pass-Through Rate
        -----                -----------------              -----------------
         A-1                  $125,412,315.00                  Variable
         A-2                  $ 56,000,000.00                  Variable
         A-3                  $ 24,550,000.00                  Variable
         A-4                  $ 59,090,000.00                  Variable
         A-5                  $ 24,609,855.00                  Variable
         A-6                  $ 35,000,000.00                  Variable
         A-7                  $ 63,994,483.00                     N/A
         R                 100 % Percentage Interest              N/A

                  The Certificates, other than the R Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated September 10, 1999, and the Prospectus Supplement, dated September 24, 1999, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class R have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.



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                                       -4-


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

                           (a)      Not applicable

                           (b)      Not applicable

                           (c)      Exhibits



                  EXHIBIT NO.           DESCRIPTION
                  -----------           -----------

                      4.1 Pooling and Servicing Agreement, dated as of September 1, 1999, by and among New Century Mortgage Securities, Inc. as Depositor, New Century Mortgage Corporation as Master Servicer, Firstar Bank Milwaukee, N.A. as Trustee and U.S. Bank National Association as Trust Administrator, relating to the Series 1999-NCB Certificates.




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                                       -5-


                                   SIGNATURES


                   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  September 28, 1999

                                       NEW CENTURY MORTGAGE
                                       SECURITIES, INC.


                                       By: /s/ Patrick J. Flanagan
                                           ---------------------------
                                       Name:   Patrick J. Flanagan
                                       Title:  President




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
                                Index to Exhibits
                                -----------------


                                                                                       Sequentially
       Exhibit No.                                  Description                       Numbered Page
       -----------                                  -----------                       -------------
           4.1              Pooling and Servicing Agreement, dated as of                    7
                            September 1, 1999, by and among New Century
                            Mortgage Securities, Inc. as Depositor, New
                            Century Mortgage Corporation as Master
                            Servicer, Firstar Bank Milwaukee, N.A. as
                            Trustee and U.S. Bank National Association as
                            Trust Administrator, relating to the Series 1999-
                            NCB Certificates.